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                                                                    Exhibit 10.2


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 4, 2001 ("THIS AMENDMENT"), by and among:

                  (i) ANTHONY & SYLVAN POOLS CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent entered into the Credit Agreement, dated as of July 8, 1999, as amended by Amendment No. 1 thereto dated as of December 20, 1999 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to modify certain of the provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS, ETC.

         1.1. PERMITTED GUARANTEES. The Credit Agreement is hereby amended to delete Section 9.5(e) therefrom and to insert in place thereof the following:

                  (e) loans and advances to employees for business-related travel expenses, moving expenses, costs of replacement homes, business machines or supplies, automobiles and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted; and guarantees by the Borrower of loans incurred by employees of the Borrower, in an aggregate principal amount not in excess of $5,000,000, to finance the acquisition by such employees of shares of common stock of the Borrower, shall also be permitted;

         1.2. PERMITTED STOCK REPURCHASES. The Credit Agreement is hereby amended to delete Section 9.6(d) and to insert in place thereof the following:

                  (d) the Borrower may repurchase shares of its common stock, PROVIDED (i) no Event of Default is in existence at the time of any such repurchase, or would result therefrom, (ii) the cumulative aggregate consideration paid by the Borrower for all such repurchases during the period from June 30, 1999 through December 31, 1999 does not exceed $7,200,000, and (iii) the cumulative aggregate consideration paid by the Borrower for all such repurchases after December 31, 1999 does not exceed $8,000,000.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:


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                  2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This
         Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

                  2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

                  2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute a Default or an Event of Default.

                  2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

                  2.5. NO CLAIMS, ETC. The Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

         SECTION 3. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective on May 4, 2001 (the "EFFECTIVE DATE"), subject to the satisfaction of the following conditions on or before such date:

                  (a) this Amendment shall have been executed by the Borrower, the Required Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

                  (b) the Administrative Agent shall have received an amendment fee of $43,750, for the pro rata benefit of the Lenders.

The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof and shall deliver copies of this Amendment to the parties hereto.

         SECTION 5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.



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         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and
all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. WAIVER OF CLAIMS. The Borrower, by signing below, hereby waives and releases the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         5.10. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment which had been manually signed by such transmitting party.

         [Remainder of page intentionally left blank.]



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         5.11. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

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ANTHONY & SYLVAN POOLS                                      NATIONAL CITY BANK,
CORPORATION                                                       INDIVIDUALLY AS A LENDER AND AS THE
                                                                  LETTER OF CREDIT ISSUER, AND AS
BY: ___________________________________________                   THE COLLATERAL AGENT AND AS THE
NAME: _________________________________________                   ADMINISTRATIVE AGENT
TITLE: ________________________________________

                                                            BY:_______________________________
                                                                     JUDITH M. KUCLO, VICE PRESIDENT
-------------------------------------------------------------------------------------------------------

THE HUNTINGTON NATIONAL BANK                                FIRSTAR BANK, NATIONAL
                                                            ASSOCIATION


                                                            BY:________________________________
BY:________________________________                         NAME:_____________________________
NAME:_____________________________                          TITLE:______________________________
TITLE:______________________________
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



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                       ANTHONY & SYLVAN POOLS CORPORATION
                                 AS THE BORROWER


                                       AND


                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND


                               NATIONAL CITY BANK
                    AS A LENDER, THE LETTER OF CREDIT ISSUER,
           AND AS THE COLLATERAL AGENT AND AS THE ADMINISTRATIVE AGENT



                              ---------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                                   MAY 4, 2001
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                  JULY 8, 1999

                              ---------------------





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